4th Quarter 2025 Earnings Presentation March 3, 2026

Page 2 | SURGERY PARTNERS Cautionary Statements Forward-Looking Statements Statements contained in this presentation, other than statements of historical fact, are forward-looking statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” “may,” “could,” “plans,” “will,” “would,” and similar expressions. These forward-looking statements include, without limitation, statements regarding the anticipated timing and strength of the opportunities available to Surgery Partners, Inc. and its subsidiaries (the “Company”), as well as the future financial position of the Company, including financial targets, business strategy, plans and objectives for future operations and future operating results and cash flows. These statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those made in, or implied by, the forward-looking statements. Many of these factors are beyond our ability to control or predict including, without limitation, reductions in payments from government healthcare programs and private insurance payors, such as health maintenance organizations, preferred provider organizations, and other managed care organizations and employers; our ability to contract with private insurance payors; changes in our payor mix or surgical case mix; failure to maintain or develop relationships with physicians on beneficial or favorable terms, or at all; our efforts to integrate operations of acquired or developed businesses and surgical facilities, attract new physician partners, or acquire additional surgical facilities; supply chain issues, including shortages or quality control issues with surgery-related products, equipment and medical supplies; competition for physicians, nurses, strategic relationships, acquisitions and managed care contracts; our ability to attract and retain qualified health care professionals; our ability to manage material liabilities whether known or unknown incurred as a result of acquiring or operating surgical facilities; the impact that legislation and other health care public policy changes, and other regulatory actions or executive orders may have on our business; our ability to comply with current health care laws and regulations; the outcome of legal and regulatory proceedings that have been or may be brought against us; the impact of cybersecurity attacks or intrusions; changes in the regulatory, economic and other conditions of the states where our surgical facilities are located; our indebtedness; the social and economic impact of a pandemic, epidemic or outbreak of a contagious disease on our business; and the risks and uncertainties set forth under the heading "Risk Factors" in our 2025 Annual Report on Form 10-K and discussed from time to time in our other reports filed with the Securities and Exchange Commission (the “SEC”). You should read the Company’s annual report and all other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of the presentation, and the Company undertakes no obligation to update or revise any forward- looking statements for any reason, except as required by law. No representations or warranties are made by the Company or any of its affiliates, or any of its or their respective direct or indirect subsidiaries, affiliates, stockholders, members, partners, directors, officers, employees, advisors, agents or any representatives, as to the accuracy of any such statements or projections. Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward-looking statements contained in this presentation. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. We present non-GAAP financial measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. Reconciliations of these non-GAAP measures are included in our filings with the SEC and at the end of this presentation.

Page 3 | SURGERY PARTNERS Fourth Quarter 2025 Highlights 170k+ Consolidated Surgical Cases (2.1)% Y/Y Growth 1.3% Same-Facility Growth $885M Net Revenue 2.4% Y/Y Growth 3.5% Same-Facility Growth 15% Total Joint Growth YoY 88k+ Musculoskeletal1 procedures 200 New Physician Recruits $111m Acquisitions Same-Facility 3.5% Net Revenue 1.3% Surgical Cases 2.1% Rate (1) Musculoskeletal (or “MSK”) references orthopedic, spine, neurology and pain management specialties Surgical Cases 170k+ Net Revenue $885m Adjusted EBITDA $157m 17.7% Margin

Page 4 | SURGERY PARTNERS Full Year 2025 Highlights ~670k Surgical Cases $3.3B+ Net Revenue $526m Adjusted EBITDA ~670k Consolidated Surgical Cases 2.0% Y/Y Growth 3.4% Same-Facility Growth $3.3B+ Net Revenue 6.2% Y/Y Growth 4.9% Same-Facility Growth 19% Total Joint Growth YoY 270k+ Musculoskeletal1 procedures 74 Surgical Robots in Service 6 additions in 2025 Nearly 700 New Physician Recruits $182m Acquisitions Same-Facility 4.9% Net Revenue 3.4% Surgical Cases 1.4% Rate (1) Musculoskeletal (or “MSK”) references orthopedic, spine, neurology and pain management specialties 15.9% Margin

Page 5 | SURGERY PARTNERS 2026 Financial Outlook First Quarter 2026 Adjusted EBITDA ~19% of 2026 Adjusted EBITDA guidance First Quarter 2026 Revenue ~23.5% of 2026 Revenue guidance Revenue $3.35b+ Adjusted EBITDA $530m+ Organic Adjusted EBITDA Growth 4.2%+ Same-Facility Revenue Growth 3.0%+

Page 6 | SURGERY PARTNERS 2026 Adjusted EBITDA Outlook Bridge from 2025 2026 organic growth and prior year capital deployment gains offset incentive plan costs and regulatory pressures $ in millions 2025 Adjusted EBITDA $526 Annualize 2025 Acquisitions & Divestitures 9 Funding Annual Cash Incentive at Target (15) 2025 Normalized Performance $520 Provider Tax & Medicaid Pressures (8) Incremental Tariff Pressures (4) Organic Growth 22+ 2026 Adjusted EBITDA Guidance $530+ 2026 Anticipated Growth vs 2025 Normalized 1.9%+ 2026 Organic Growth vs 2025 Normalized 4.2%+

Supplemental Non-GAAP Reconciliations

Page 8 | SURGERY PARTNERS Supplemental Non-GAAP Disclosures We are not able to project components of 2026 Adjusted EBITDA outlook. Three Months Ended December 31, Year Ended December 31, 2025 2025 Income before income taxes 42.6 116.9 Plus (minus): Net income attributable to non-controlling interests (44.0) (176.8) Interest expense, net 67.6 272.6 Depreciation and amortization 59.9 176.0 Equity-based compensation expense (2.2) 14.8 Transaction and integration costs 18.5 73.9 De novo start-up costs 1.3 6.7 Net loss on disposals, consolidations and deconsolidations 11.4 30.4 Litigation settlements and other litigation costs 1.8 10.4 Loss on debt extinguishment - 1.3 Total Adjustments 114.3 409.3 Adjusted EBITDA 156.9 526.2